Janus Investment Fund

Janus Growth and Income Fund

Supplement dated July 25, 2014
to Currently Effective Prospectuses

Effective July 25, 2014, the following replaces in its entirety the corresponding information for Janus Growth and Income Fund (the “Fund”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Growth and Income Fund’s Prospectuses:

Portfolio Managers: Jeremiah Buckley, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since July 2014. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since November 2007.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Growth and Income Fund
Co-Portfolio Managers Jeremiah Buckley and Marc Pinto jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Jeremiah Buckley, CFA, is Co-Portfolio Manager of Janus Growth and Income Fund, which he has co-managed since July 2014. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst. Mr. Buckley joined Janus Capital in 1998. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.

Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Growth and Income Fund, which he has managed or co-managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor’s degree in History from Yale University and a Master’s degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.